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                                                                   EXHIBIT 10.19



Non-Solicitation and Non-Competition Agreement between the Company and Robert M.
        Kwatnez dated as of March 31, 1998 and effective on May 22, 1998
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                 NON-SOLICITATION AND NON-COMPETITION AGREEMENT
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     THIS NON-SOLICITATION AND NON-COMPETITION AGREEMENT (this "Agreement") is made and entered into as of March 31, 1998, by and between Acsys, Inc., a Georgia corporation ("Acsys"), and Robert M. Kwatnez, an individual resident of Georgia ("Shareholder").

     WHEREAS, Shareholder is a shareholder and an officer of Icon Search and Consulting, Inc. (the "Company");

     WHEREAS, the Company is entering into an Agreement and Plan of Merger, dated of even date herewith (the "Merger Agreement"), by and among Acsys, a subsidiary of Acsys, the Company and the shareholders of the Company, including Shareholder, pursuant to which a subsidiary of Acsys will be merged with and into the Company (the "Merger") and the Company will become a wholly owned subsidiary of Acsys;

     WHEREAS, in order to induce Acsys to enter into the Merger Agreement and to consummate the Merger contemplated thereby, Shareholder has agreed to enter into this Agreement; and

     WHEREAS, contemporaneously with the execution of this Agreement, Shareholder is entering into an employment agreement with the Company (the "Employment Agreement").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Shareholder and Acsys including, without limitation, the promises and covenants of the parties set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I
                                   ---------

                            COVENANTS OF SHAREHOLDER
                            ------------------------

     Section 1.1  Confidentiality.  Shareholder recognizes the interest of Acsys
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in maintaining the confidential nature of the proprietary and other business and commercial information of the Company. In connection therewith, Shareholder covenants that, during the term of Shareholder's employment with the Company and for a period of one (1) year thereafter, Shareholder shall not, directly or indirectly, except as authorized by the Board of Directors of Acsys, publish, disclose or use for his own benefit or for the benefit of a business or entity (other than the Company or Acsys, or their respective subsidiaries) or otherwise, any secret or confidential matter, or proprietary or other information not in the public domain that was acquired by Shareholder during his employment, relating to the Company's businesses, operations, customers, suppliers, products, employees, financial affairs or industry practices, technology, know-how or intellectual property or other similar information (the "Proprietary Information").

     Shareholder will abide by the Company's policies and regulations, as established from time to time, for the protection of its Proprietary Information. Shareholder acknowledges that all records, files, data, documents and the like relating to suppliers, customers, costs, prices, systems, methods, personnel, technology and other materials relating to the Company or its affiliated entities shall be and remain the sole property of the Company and/or such affiliated entity and shall, upon the request of the Company, turn over all copies of such Proprietary Information to the Company (together with a written statement certifying as to his compliance with the foregoing).

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     Section 1.2  Non-Solicitation of Customers.  For a period of one (1) year
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after the date on which the Merger is consummated in accordance with the Merger
Agreement (the "Effective Date"), Shareholder shall not directly or indirectly, through one or more intermediaries or otherwise, solicit or attempt to solicit Customers, in the Restricted Territory, to induce or encourage them to acquire or obtain from anyone other than the Company, service competitive with or substitiute for any Company Service. For purposes of this Section, a "Customer" refers to any person or group of persons with whom Shareholder has direct material contact with regard to selling, delivery or support of Company Services, including servicing such person's or group's account, during the period of two (2) years preceding the date hereof or the Effective Date; and "Company Services" refers to the services that the Company offered or sold within six (6) months prior to the date hereof or the Effective Date. For purposes of this Article II, the "Restricted Territory" shall be the area that is within a thirty (30) mile radius of the city of Atlanta, or such other city in which the Company maintains an office at which Shareholder is located on the date hereof and such other cities in which the Company maintains offices at which Shareholder had material customer contacts within the year preceding the date hereof.

     Section 1.3  Non-Compete.  For a period of two (2) years after the
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Effective Date, Shareholder shall not, without the prior written consent of the
Board of Directors, which consent may be withheld at the sole discretion of the Board of Directors, engage or participate in, as a business executive or equity owner of any business or enterprise that directly competes in the Restricted Area with any line of business in which (i) the Company was engaged as of the date hereof and (ii) Shareholder was materially involved with regard to the selling, delivery or support of services within such line of business; provided, however, that nothing in this Section 1.3 shall prohibit Shareholder from acquiring or holding, for investment purposes only, less than five percent (5%) of the outstanding publicly traded securities of any corporation which may compete directly or indirectly with the Company or any of its subsidiaries.

     Section 1.4  Non-Solicitation of Employees.  For a period of one (1) year
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after the Effective Date, Shareholder shall not, directly or indirectly, through one or more intermediaries or otherwise, employ, induce, solicit for employment, or assist others in employing, inducing or soliciting for employment any individual who is at any time during such period an employee of the Company for the purpose of providing services that are the same or similar to the types of services offered or engaged in by the Company as of the date hereof or on the Effective Date.

     Section 1.5  Trade Secrets.  Shareholder shall not, at any time, use or
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disclose any Trade Secrets (as defined under applicable law) of the Company,
Acsys, or any of their respective subsidiaries, except in fulfillment of his duties as an employee of the Company, Acsys or any affiliate thereof, for so long as the pertinent information or data remain Trade Secrets, whether or not the Trade Secrets are in written or tangible form.

     Section 1.6  Consideration.  Shareholder agrees and acknowledges that the
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covenants contained herein are provided in connection with the sale of a business by Shareholder to Acsys. Shareholder acknowledges that his entering into this Agreement constitutes a major portion of the consideration for the entry by Acsys into the Merger Agreement, and that the Merger Agreement (including payment by Acsys to Shareholder of the Merger Shares (as such term is defined in the Merger Agreement) for Shareholder's shares of common stock of the Company) is of direct and material benefit to Shareholder and is good and adequate consideration for the covenants given herein. Shareholder also acknowledges that Acsys and the Company have a present and future expectation of business within the geographic areas presently served by the Company and from the present customers of the Company. Shareholder acknowledges the reasonableness of the term,

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geographic area and scope of the covenants set forth in this Agreement, and agrees that he will not, in any action, suit or other proceeding, deny the reasonableness of, or assert the unreasonableness of, the premises, consideration or scope of the covenants set forth herein. Shareholder further acknowledges that complying with the provisions contained in this Agreement will not preclude him from engaging in a lawful profession, trade or business, or from becoming gainfully employed in such a way as to provide a standard of living for himself, the members of his family, and those dependent upon him or the sort and fashion to which he and they have become accustomed and may expect.


                                   ARTICLE II
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                               GENERAL PROVISIONS
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     Section 2.1  Notice.  For purposes of this Agreement, all communications
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including, without limitation, notices, consents, requests or approvals, provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or five (5) business days after having been mailed by United States registered mail or certified mail, return receipt requested, postage prepaid, addressed to Acsys (to the attention of the Secretary of Acsys) at its principal executive office or to Shareholder at his principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except the notices of change of address shall be effective only upon receipt.

     Section 2.2  Validity; Severability.  The covenants set forth in this
                  ----------------------
Agreement are and shall be deemed and construed as separate and independent covenants. It is not the intent of any party hereto to violate any public policy of any jurisdiction in which this Agreement may be enforced. If any term, covenant, condition or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be held invalid or unenforceable by a court of competent jurisdiction because its duration, the territory and/or the restricted activities are invalid or unreasonable in scope,
(i) each such term, covenant or provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law, shall be reformed to the extent (and only to the extent) necessary to make it valid, enforceable and legal taking into consideration the reasonable concerns and needs of Acsys's business interests such that the intent of Acsys, in consummating the transactions contemplated by the Agreement, will not be impaired, provided that such invalid or unenforceable term, covenant, condition or provision shall be curtailed, limited or eliminated only to the extent necessary to remove such invalidity or unenforceability with respect to the applicable law as it shall then be applied, and (ii) the remainder of this Agreement or the application of such term, covenant, condition or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby.

     Section 2.3  Remedies.  The restrictions contained in Article I of this
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Agreement are considered by the parties hereto to be fair and reasonable and necessary for the protection of the legitimate business interests of Acsys. It is recognized that damages in the event of breach of the provisions of this Agreement by Shareholder would be difficult, if not impossible, to ascertain, and it is therefore agreed that Acsys, in addition to and without limiting any other remedy or right it may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach. The existence of this right shall not preclude any other rights and remedies at law or in equity which Acsys may have. Any violation of the restrictions contained in Article I of this Agreement shall automatically toll and suspend the period of restraint for the amount of time that the violation continues, provided that Acsys seeks enforcement of such restraint promptly after discovery of the violation. Shareholder agrees to indemnify and hold

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harmless Acsys from and against any loss, damage, liability, cost or expense, including but not limited to reasonable attorneys fees, suffered or incurred by Acsys as and when incurred, by reason of, or arising out of, any breach of the covenants contained in this Agreement.

     Section 2.4  Entire Agreement.  This Agreement supersedes any other
                  ----------------
agreements, oral or written, between the parties with respect to the subject matter hereof, and contains all of the agreements and understandings between the parties with respect to the subject matter hereof. Any waiver or modification of any term of this Agreement shall be effective only if it is set forth in a writing signed by both parties hereto.

     Section 2.5  Successors and Binding Agreement.  This Agreement shall be
                  --------------------------------
binding upon and inure to the benefit of Acsys and any Successor of or to Acsys. "Successor" shall mean any successor in interest, including, without limitation, any entity, individual or group of persons acquiring directly or indirectly all or substantially all of the business or assets of Acsys, as the case may be, whether by sale, merger, consolidation, reorganization or otherwise. This Agreement shall inure to the benefit of and be enforceable by Shareholder's personal or legal representatives, executors, administrators, heirs, distributes and legatees.

     Section 2.6  Captions.  The captions in this Agreement are solely for
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convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

     Section 2.7  Governing Law.  This Agreement shall be governed by, and
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construed and enforced in accordance with the laws of the State of Georgia without regard to the choice of law rules utilized in that jurisdiction.

     Section 2.8  Miscellaneous.  No provisions of this Agreement may be
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modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by Shareholder and Acsys. No waiver by a party hereto at any time of any breach by another party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provision or conditions at the same or at any prior or subsequent time. Failure by Acsys to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed to be a waiver of such term, covenant or condition, nor shall any relinquishment of any right or power hereunder by Acsys any one or more times be deemed a waiver or relinquishment of such right or power by Acsys at any other time or times.

     Section 2.9  Counterparts.  This Agreement may be executed in one or more
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counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

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"Acsys":                                       "SHAREHOLDER":

ACSYS, INC.                                      /s/ Robert M. Kwatnez
                                               ---------------------------
                                               ROBERT M. KWATNEZ

By:  /s/ Timothy Mann, Jr.                     Print Residence Address:
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   Timothy Mann, Jr.
   Chief Executive Officer                     11875 Morning Mist Drive
                                               ----------------------------

                                               Alpharetta, Georgia  30005
                                               ----------------------------

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